UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MUSTANG BIO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! MUSTANG BIO, INC. 377 PLANTATION STREET WORCESTER, MA 01605 MUSTANG BIO, INC. 2023 Annual Meeting Vote by June 20, 2023 11:59 PM ET You invested in MUSTANG BIO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 21, 2023. Vote Virtually at the Meeting* June 21, 2023 1:00 PM EDT Virtually at: www.virtualshareholdermeeting.com/MBIO2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V16367-P93832 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 7, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. More complete proxy materials are available to you at www.ProxyVote.com. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V16368-P93832 3 YEARS 01) Michael S. Weiss 02) Lindsay Rosenwald, M.D. 03) Neil Herskowitz 04) Manuel Litchman, M.D. 05) Michael Zelefsky, M.D. 06) Adam J. Chill 1. Election of Directors Nominees: 2. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. 3. Approve the compensation of the Company’s named executive officers, in an advisory vote. 4. Approve the frequency with which the Company will hold an advisory vote on the compensation of our named executive officers, in an advisory vote. 5. Amendment of the 2019 Employee Stock Purchase Plan, as amended, of Mustang Bio, Inc. to increase the number of shares of Common Stock issuable thereunder from 66,666 to 466,666 and increase the number of shares of Common Stock subject to a Purchase Right thereunder from 333 to 5,000. NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted in accordance with the Board of Directors’ recommendations and, accordingly, will be voted FOR each of the Board of Directors’ nominees for director specified in proposal 1, FOR proposals 2, 3 and 5, and 3 YEARS for proposal 4. For For For For